UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2026

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

In late December 2025 and early January 2026, ImmuCell Corporation (“ImmuCell” or the “Company”) announced the suspension of plans to manufacture its Re-Tain® product in-house, and instead convert most of the related facilities and equipment for expanded production of the Company’s flagship First Defense® product line. On June 4, 2026, ImmuCell’s Board of Directors authorized a manufacturing capacity expansion program to execute on that strategy.

The first phase, which will start immediately in order to stay ahead of current and future demand growth, expands drying capacity by renovating in the former Re-Tain® facility and adding a new freeze dryer with greater capacity and reliability than the Company's current freeze-drying equipment. This phase is expected to take approximately 12 months and cost approximately $3.5 million.

In a second phase, the Company will repurpose Re-Tain® equipment and add additional equipment and automation to replace and expand its First Defense® colostrum processing capacity. The second phase will involve additional investments, including for detailed engineering work to develop an efficient and scalable process.

The goal of these capacity expansion investments is to further strengthen ImmuCell’s ability to reliably manufacture First Defense® products to meet expected customer demand.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not historical facts and may be identified by words such as “plans,” “expects,” “intends,” “estimates,” “will,” “may,” and similar expressions. Such statements include, without limitation, statements regarding our business plans and strategies, projected financial and operating performance, expected demand for our products (including the First Defense® product line), and the development and commercialization of our products. These statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied herein. We disclaim any undertaking to update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01.  Exhibits.

(d)           Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: June 10, 2026	By:	/s/ Timothy C. Fiori
Timothy C. Fiori
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)